ANNUAL REPORT
November 30, 1997

KeyChoice
Funds

KeyChoice Income & Growth Fund
KeyChoice Moderate Growth Fund
KeyChoice Growth Fund

LOGO(R)
KeyFunds

Key Asset Management Inc. (KAM), a subsidiary of KeyCorp, is the investment adviser to Key Mutual Funds, which consists of several different portfolios, three of which are included in this annual report. Key Mutual Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries.
KAM receives a fee for its services from Key Mutual Funds.

Shares of the Funds are not deposits or other obligations of, or guaranteed or endorsed by Key Asset Management Inc., any KeyCorp bank, or their affiliates. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.
An investment in mutual fund shares is subject to investment risks, including the possible loss of the principal amount invested.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares and other information.

LOGO(R)
KeyFunds

KEYCHOICE FUNDS
Letter to Our Shareholders

Dear Shareholders,

We are happy to present our first Annual Report for the period ended November 30, 1997. The KeyChoice Funds give many different investors with particular needs the ability to choose one portfolio that will meet their individual investment objectives, personal time horizons and specific degrees of risk tolerance.

Early in the year the KeyChoice Funds became the first portfolios within the "fund of funds" category to receive permission from the Securities and Exchange Commission (SEC) to invest in outside, unaffiliated mutual funds, that is underlying funds outside of and unaffiliated with the Victory Portfolio and Key Mutual Fund families. This expanded diversification allowed us to add additional funds that are expected to be complementary to, and managed with the same degree of consistency as our own.

While maintaining good, consistent returns is an important criterion, consistent management style is the single most important factor that we look for when choosing an underlying fund. With so many mutual funds available, we are able to be very selective in choosing additional outside funds to enhance the overall portfolios. We are very excited about having this added flexibility in implementing our asset allocation strategies.

We welcome your comments on this Annual Report.

/s/ Leigh A. Wilson

Leigh A. Wilson
President, The Key Funds

January 15, 1998

      NOT FDIC INSURED       NO BANK GUARANTEE       MAY LOSE VALUE

KEYCHOICE FUNDS

Investment
Review and
Outlook

Dances with Bears

At a time of the year when the air usually gets cool and bears prepare to hibernate, temperatures have instead been rising from the heat of furious trading on capital markets around the world. Rather than trying to find a cozy cave in which to sleep away the winter, bears of the Wall Street variety have been seen lurking around trading desks on six continents, sending analysts and investors scurrying for shelter.

If one is looking retrospectively, there is some latitude in what constitutes a bear market, as compared to a correction in a bull market. Corrections are generally considered to be short-term in nature (lasting only a few months at worst), and are usually contained to less than 20% (the retreat of August-October 1987 stands out as a significant exception). Bear markets, on the other hand, are typically defined as retreats of 20% or more that stretch out for at least a year. In the ever-rosy ways of Wall Street, everything that's neither a bear market nor a correction must therefore be a bull market. But when returns are positive but below average, or negative but not excessively so, they typify markets that are neither bull nor bear, but some sort of investment purgatory.

The primary reason I have been hesitant to proclaim a bear market is the lack of an obvious domestic policy mistake, either fiscal or monetary. Nearly every bear market of the past can be traced to policy blunders of one sort or another, the most famous being the Smoot-Hawley trade restrictions that helped turn the stock market crash of 1929 into the Great Depression of the 1930s. If one looks at this country's policy stance today, there is little to be worried about. Monetary policy under Fed Chairman Alan Greenspan has not been overly restrictive (though the word "easy" does not come to mind, either), and his most recent comments suggest that he is not going to tighten soon. And while the balanced budget amendment could prove to be a modest fiscal drag at times, the recent tax law changes should be somewhat stimulative, and I think the net impact will be positive.

However, we live in a global market, as we have been reminded time and again in recent months. For as clean as the policy slate may be in the U.S., those of many of our nation's most important trading partners are covered with glaring mistakes, and the impact cannot escape the domestic markets. But let's say that our nation's various policy-makers keep steering the boat in the right direction, and make all of the right decisions. Investors may still have to dance with the bears as the perfect balance of low unemployment, good earnings growth and low inflation begins to unravel in 1998. We've already experienced fairly sharp deceleration in trend-line earnings growth, but I think that we're about to down-shift another notch.

We've already heard warnings from great companies like Coca-Cola, Gillette and Procter & Gamble, whose non-U.S. profits have been damaged by the strength of the dollar and the weakness of various local economies overseas. More important, I think that domestic profit margins have peaked, which may reduce bottom line growth to the mid-single digits (roughly equal to top line growth). Operating margins are likely to be squeezed a little by higher labor costs, the product of the nation's lowest rate of unemployment in 24 years.

As evidenced by the latest statistics from the Labor Department, wages are accelerating as employers are having to pay up to attract and to retain qualified help. While productivity gains can be expected to offset some of this wage increase, look for overall unit labor costs to rise at a rate well in excess of inflation next year (don't forget, labor accounts for nearly three-quarters of the cost of producing the nation's goods and services). Speaking of offsets, lower interest rates will likely have a neutralizing effect on the decline in operating margins, bringing 1998 net margins in flat with 1997 levels. The costs associated with retooling (computer hardware and software) for the year 2000 will also be substantial.

Synthesizing these forecasts, it looks to me like the S&P 500 will earn about $48.00 or so from operations in 1998, followed by $50.50-$51.00 in 1999. Short-term interest rates are likely to remain unchanged for the next several months, and perhaps decline a bit by the end of 1998. Long rates are likely to trade between 6.0% and 6.5%, though they could move below 6.0% if it appears that a domestic economic slowdown will unfold sooner rather than later. At 955, the S&P is now trading at a little over 19 times next year's estimated earnings, nearly three times the anticipated three-year earnings growth rate.
Even with interest rates as low as they are, this strikes me as being at least 10% too rich, especially when one can buy the stocks of smaller and mid-sized companies, whose earnings are expected to grow at a substantially faster pace, for roughly the same multiple.

So why am I not 100% sure that we're in a bear market, given the prospects detailed above? For one thing, U.S. investors continue to pour huge sums of new cash into the market, despite the scary headlines of the past few months. Much of this is coming from 401(k) plans, which put money into the markets regardless of the environment. In addition, corporations stand ready to buy their stock on dips, putting some of their cash to work in support of their stock price. I'm not a big fan of supply and demand arguments for stocks (to me, the supply is ultimately infinite, since companies can always issue more shares), but I can't ignore them, either. In addition, I think that the margin pressure described above will catalyze a significant new wave of merger and acquisition activity in a wide variety of industries, as competitors seek ways to increase efficiency.

By itself, such deal-making can't stop a bear market, but it can foster a "Who's next?" mentality among investors, who in turn bid up the shares of the stock they believe to be the next acquisition target. Third, I've heard from a few bullishly-inclined friends that things can't get much worse overseas. Therefore, whenever one of the afflicted nations in Asia or elsewhere decides to undo some of its policy mistakes, overseas markets have the potential to explode to the upside, and carry the U.S. stock market with them. Finally, I'm keenly aware of the "safe harbor" argument espoused by many market observers. According to this view, the U.S. markets may not be cheap and the economy may not be completely wart-free, but they look a lot better than anything else out there, and will therefore attract the marginal investment dollar.

Frankly, these are all bull market beliefs. One of the qualitative traits of a true bear market is the erosion and eventual absence of such hopeful views. Though there is considerably greater worry on Wall Street today compared to this past summer, the prevailing attitude there and on Main Street is still one of optimism. Should investor confidence deteriorate, I think the market averages will follow suit (or is it the other way around?).

Regardless of which animal is roaming the streets, market volatility promises to remain high. Although a savvy investor who takes advantage of peaks and valleys to sell and buy stocks could benefit from this scenario, fundamental company-specific research is still critical, especially since I think it will be harder to post good performance by merely making sector bets. Above all, be alert. As big as bears are, they're also pretty sneaky, and you can't always count on seeing them before they see you (and your portfolio).

/s/ Charles G. Crane

Charlie Crane
Chief Market Strategist, Key Asset Management Inc.

November 30, 1997

KEYCHOICE FUNDS

Fund Managers'
Comments

Each portfolio of the KeyChoice Funds currently consists of 11-14 underlying mutual funds. Each underlying fund was specifically chosen based on its type or style. A percentage of the overall mix is allocated to each of the underlying funds based on how these types and styles interact, as well as how they contribute to the overall objective of the Fund.

The KeyChoice Funds are managed through a committee process. This team approach towards portfolio management, incorporating individuals with different investment specialties, from various areas within the organization, is used to determine the tactical and strategic allocation of each fund. The Committee reviews both past performance as well as expected future performance of the underlying funds and uses target allocation ranges to determine the current portfolio allocation mix of each fund. This constant review process keeps the three portfolios in line with their overall objectives.

As of November 30, 1997, the portfolio for the KeyChoice Income &
Growth Fund consisted of 14 underlying funds. In light of the overall market ups and downs, the performance of the Fund has been pretty much in line with our expectations for its first 11 months. With a return for this period of 11.62%, we compare the Fund's performance to both the Lehman Aggregate Bond Index with an 8.59% return and the S&P 500 with a return of 31.11%. Based on its objective of providing a current level of income with some growth, the Fund holds an investment mix of approximately 60% fixed income and 40% equity. The performance over time should fall between the established fixed income (Lehman Aggregate Bond Index) and equity (S&P 500) benchmarks.

The same 14 underlying funds were used in the portfolio mix of the KeyChoice Moderate Growth Fund. While the more conservative Income
& Growth Fund's primary concern is maintaining income with some growth, the Moderate Growth Fund has as its primary objective growth of principal, with current income as a secondary concern. With a return of 13.64%, this Fund also falls between the two standard benchmarks, the S&P
500 and the Lehman Aggregate Bond Index. Holding an investment mix of approximately 40% fixed income and 60% equity, the higher return is the result of the heavier weighting in equities, which have performed better than fixed income investments this year.

The KeyChoice Growth Fund held 11 underlying funds. For this period the Fund's performance of 15.46% falls between that of the two benchmarks. With an even heavier weighting in equities, which, again, have performed better than fixed income investments this year, we see an even higher return from this portfolio. The investment mix of approximately 20% fixed income and 80% equity shows the portfolio's emphasis on long term growth by holding a concentration in equity investments.

All three KeyChoice Funds share a common investment process and philosophy. Each Fund is continuously managed and monitored, and as market conditions change, they are rebalanced to their respective target allocations.
This helps keep investors on track towards reaching their personal goals. Changes in weightings will be few and minor in nature, as we believe this will best serve investors in the long run. To achieve each fund's overall objective and to preserve the commitment to asset allocation, the individual holdings within the portfolios may change as the underlying funds selected to represent styles change.

Looking ahead, the addition of the Victory Real Estate Investment Fund is one option that is currently being reviewed.* A movement into real estate investment trusts would bring to the portfolios an asset class that is not only unique, but historically less volatile than the broader equity market.

As they stand now and as they will continue to be, the KeyChoice Funds are broadly diversified into many different types and styles of underlying mutual funds. And although this recent period has been marked by dramatic upward and downward swings in overall market performance, the portfolios themselves have not moved up or down to as great a degree as the general market. Currently inflation is well contained, interest rates are stable and corporate profits are still robust. Long term, the basic fundamentals for the stock market appear to be very strong. However, there is still some concern that the US economy could slow. Fortunately, the KeyChoice Funds are expected to help investors ride through these periods of market volatility and indecision by the fact that they are so diversified. Each portfolio's diversification across funds and asset classes should better position them for meeting their objective in the long term.

* For more information about the Victory Funds, including charges and expenses, request a prospectus by calling 1-800-KEY-FUND(R) (1-800-539-3863). Please read the prospectus carefully before investing or sending money.



KEYCHOICE INCOME & GROWTH FUND vs.
S&P 500 AND LEHMAN AGGREG. BOND INDEX


            Lehman Aggreg.        KeyChoice Income
            Bond Index <F2>       & Growth Fund           S&P 500 <F1>

12/96       10,000                10,000                  10,000
1/97        10,031                10,110                  10,625
2/97        10,056                10,110                  10,708
3/97         9,944                 9,938                  10,268
4/97        10,094                10,090                  10,881
5/97        10,190                10,433                  11,544
6/97        10,311                10,675                  12,061
7/97        10,589                11,091                  13,020
8/97        10,499                10,919                  12,291
9/97        10,655                11,285                  12,964
10/97       10,809                11,121                  12,531
11/97       10,859                11,162                  13,111


<F1> The S&P 500 Index (S&P 500) is an index of widely held common stocks which is unmanaged and therefore not subject to any fees or expenses.

<F2> The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is
     a broad-based unmanaged index that represents the general performance of longer-term (greater than 1 year), investment-grade fixed-income securities.




KEYCHOICE INCOME
& GROWTH FUND


TOTAL RETURN
SINCE INCEPTION

12/31/96            11.62%




KEYCHOICE MODERATE
GROWTH FUND


TOTAL RETURN
SINCE INCEPTION

12/31/96            13.64%




KEYCHOICE MODERATE GROWTH FUND vs.
S&P 500 AND LEHMAN AGGREG. BOND INDEX


            Lehman Aggreg.        KeyChoice Moderate
            Bond Index <F2>       Growth Fund           S&P 500 <F1>

12/96       10,000                10,000                10,000
1/97        10,031                10,140                10,625
2/97        10,056                10,250                10,708
3/97         9,944                 9,952                10,268
4/97        10,094                10,093                10,881
5/97        10,190                10,575                11,544
6/97        10,311                10,876                12,061
7/97        10,589                11,352                13,020
8/97        10,499                11,129                12,291
9/97        10,655                11,618                12,964
10/97       10,809                11,324                12,531
11/97       10,859                11,364                13,111


<F1> The S&P 500 Index (S&P 500) is an index of widely held common stocks which is unmanaged and therefore not subject to any fees or expenses.

<F2> The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is
     a broad-based unmanaged index that represents the general performance of longer-term (greater than 1 year), investment-grade fixed-income securities.

The accompanying presentations are hypothetical illustrations of the results of a $10,000 investment on the respective inception dates of each Fund and the subsequent reinvestment of all dividends and capital gain distributions through November 30, 1997. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth herein may reflect the waiver of a portion of certain fees for various periods since the Funds' inception date. In such instances and without such waiver of fees, the total returns would have been lower. Fee waivers are voluntary and may be modified or terminated at any time.
The performance data quoted represent past performance and are not predictive of future results.


KEYCHOICE GROWTH FUND vs.
S&P 500 AND LEHMAN AGGREG. BOND INDEX

            Lehman Aggreg.     KeyChoice
            Bond Index <F2>    Growth                S&P 500 <F1>

12/96       10,000             10,000                10,000
1/97        10,031             10,190                10,625
2/97        10,056             10,170                10,708
3/97         9,944              9,917                10,268
4/97        10,094             10,108                10,881
5/97        10,190             10,741                11,544
6/97        10,311             11,105                12,061
7/97        10,589             11,608                13,020
8/97        10,499             11,346                12,291
9/97        10,655             11,950                12,964
10/97       10,809             11,496                12,531
11/97       10,859             11,546                13,111

The above presentation is a hypothetical illustration of the results of a $10,000 investment on the Fund's inception date and the subsequent reinvestment of all capital gain distributions through November 30, 1997.
Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth herein may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. The performance data quoted represent past performance and are not indicative of future results.


<F1> The S&P 500 Index (S&P 500) is an index of widely held common stocks which is unmanaged and therefore not subject to any fees or expenses.

<F2> The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is
     a broad-based unmanaged index that represents the general performance of longer-term (greater than 1 year), investment-grade fixed-income securities.




KEYCHOICE
GROWTH FUND


TOTAL RETURN
SINCE INCEPTION

12/31/96            15.46%



November 30, 1997

KEYCHOICE GROWTH FUND
Statement of Portfolio Investments


SECURITY
DESCRIPTION                                         SHARES           VALUE

MUTUAL FUNDS (100.0%)
Equity Funds (80.3%)
  Victory Value Fund                                 59,679          $1,063,470
  Victory Diversified Stock Fund,
    Class A                                          64,373           1,060,867
  Victory Growth Fund                                 4,034              76,413
  Victory Special Value Fund,
    Class A                                          39,898             672,678
  PBHG Growth Fund <F2>                              19,958             506,924
  Neuberger & Berman
  Genesis Fund <F2>                                  44,463             715,860
  Victory Special Growth Fund <F2>                   24,795             380,362
  Victory International Growth
    Fund, Class A                                   117,638           1,556,347

                                                                      6,032,921

Fixed Income/Bond Funds (14.9%)
  SBSF Convertible Securities Fund                   25,860             370,579
  Victory Investment Quality Bond
    Fund                                             76,732             749,669

                                                                      1,120,248

Money Market Funds (4.8%)
  Victory Financial Reserves Fund                   360,961             360,961

Total Mutual Funds
  (cost $7,515,010)                                                   7,514,130

Total Investments
  (cost $7,515,010) <F1>                              100.0%          7,514,130
Other assets in excess of liabilities                   0.0%                885

TOTAL NET ASSETS                                      100.0%         $7,515,015


<F1> Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $6,419. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:
       Unrealized appreciation            $ 170,237
       Unrealized depreciation             (177,536)

       Net unrealized depreciation        $  (7,299)

<F2> Non-income producing securities.

See accompanying Notes to Financial Statements




November 30, 1997

KEYCHOICE MODERATE GROWTH FUND
Statement of Portfolio Investments


SECURITY
DESCRIPTION                                         SHARES           VALUE

MUTUAL FUNDS (100.0%)
Equity Funds (59.0%)
  Victory Value Fund                                 48,253          $  859,871
  Victory Diversified Stock Fund,
    Class A                                          42,534             700,965
  Victory Growth Fund                                 8,268             156,599
  Victory Special Value Fund,
    Class A                                          27,483             463,360
  PBHG Growth Fund <F2>                              14,691             373,162
  Neuberger & Berman
    Genesis Fund <F2>                                34,510             555,616
   Victory Special Growth Fund <F2>                  19,634             301,182
  Victory International Growth
    Fund, Class A                                    86,787           1,148,194

                                                                      4,558,949

Fixed Income/Bond Funds (36.0%)
  SBSF Convertible Securities Fund                   26,750             383,323
  Loomis Sayles Bond Fund                            23,383             308,660
  Victory Investment Quality Bond
    Fund                                            134,557           1,314,625
  Victory Intermediate
    Income Fund                                      48,337             463,549
  Victory Fund For Income                            31,566             308,714

                                                                      2,778,871

Money Market Funds (5.0%)
  Victory Financial Reserves Fund                   389,059             389,059

Total Mutual Funds
  (cost $7,477,019)                                                   7,726,879

Total Investments
  (cost $7,477,019) <F1>                              100.0%          7,726,879
Other assets in excess of liabilities                   0.0%              1,034

TOTAL NET ASSETS                                      100.0%         $7,727,913


<F1> Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $4,728. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
        Unrealized appreciation          $339,508
        Unrealized depreciation           (94,376)

        Net unrealized appreciation      $245,132

<F2> Non-income producing securities.

See accompanying Notes to Financial Statements





November 30, 1997

KEYCHOICE INCOME & GROWTH FUND
Statement of Portfolio Investments


SECURITY
DESCRIPTION                                         SHARES           VALUE

MUTUAL FUNDS (100.0%)
Equity Funds (33.8%)
  Victory Value Fund                                 31,095          $  554,115
  Victory Diversified Stock Fund,
    Class A                                          39,084             644,108
  Victory Growth Fund                                 4,884              92,501
  Victory Special Value Fund,
    Class A                                          16,229             273,624
  PBHG Growth Fund <F2>                              10,419             264,647
  Neuberger & Berman
    Genesis Fund <F2>                                22,086             355,590
  Victory Special Growth Fund <F2>                   11,598             177,919
  Victory International Growth
    Fund, Class A                                    54,697             723,643

                                                                      3,086,147

Fixed Income/Bond Funds (60.9%)
  SBSF Convertible Securities Fund                   63,211             905,810
  Loomis Sayles Bond Fund                            62,167             820,607
  Victory Investment Quality Bond
    Fund                                            215,303           2,103,514
  Victory Intermediate Income Fund                  104,753           1,004,585
  Victory Fund For Income                            74,635             729,931

                                                                      5,564,447

Money Market Funds (5.3%)
  Victory Financial Reserves Fund                   485,731             485,731

Total Mutual Funds
  (cost $9,237,636)                                                   9,136,325

Total Investments
  (cost $9,237,636) <F1>                              100.0%          9,136,325
Other assets in excess of liabilities                   0.0%              1,162

TOTAL NET ASSETS                                      100.0%         $9,137,487


<F1> Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:
        Unrealized appreciation            $  88,323
        Unrealized depreciation             (189,634)

        Net unrealized depreciation        $(101,311)

<F2> Non-income producing securities.

See accompanying Notes to Financial Statements




November 30, 1997

KEYCHOICE FUNDS
Statements of Assets and Liabilities

                                                                                          KeyChoice          KeyChoice
                                                                        KeyChoice         Moderate           Income &
                                                                        Growth            Growth             Growth
                                                                        Fund              Fund               Fund

ASSETS
  Investments, at value (Cost $7,515,010; $7,477,019;
    and $9,237,636 respectively)                                        $7,514,130        $7,726,879         $9,136,325
  Interest and dividends receivable                                          1,603             1,671              2,191
  Receivable from brokers for investments sold                              12,045               266              1,882
  Receivable from affiliates                                                27,314            31,178             29,349
  Unamortized organization costs                                            41,728            41,728             41,728
  Prepaid expenses and other assets                                          7,402             7,407              7,399

      Total Assets                                                       7,604,222         7,809,129          9,218,874

LIABILITIES
  Payable to brokers for investments purchased                              12,045               266              1,882
  Payable for organization costs                                            50,000            50,000             50,000
  Accrued expenses and other payables:
    Investment advisory fees                                                 1,174             1,251              1,457
    Administration fees                                                        988               988                988
    Accounting fees                                                          4,458             5,150              5,904
    Transfer agent fees                                                        598               570                568
    Custodian fees                                                          13,310            18,408             16,474
    Other                                                                    6,634             4,583              4,114

      Total Liabilities                                                     89,207            81,216             81,387

NET ASSETS--Applicable to 657,189, 690,892 and 839,132 shares
            of capital stock outstanding, respectively                  $7,515,015        $7,727,913         $9,137,487

NET ASSETS
  Shares of Capital Stock, $0.01 par share value                             6,572             6,909              8,391
  Paid in Capital                                                        7,208,168         7,305,869          9,085,570
  Accumulated undistributed net investment income                           10,310            28,064             49,638
  Net unrealized appreciation/depreciation from investments                   (880)          249,860           (101,311)
  Accumulated undistributed net realized gains (losses)
    from investment transactions                                           290,845           137,211             95,199

NET ASSETS                                                              $7,515,015        $7,727,913         $9,137,487

NET ASSET VALUE--OFFERING AND REDEMPTION PRICE PER SHARE                $    11.44        $    11.19         $    10.89

See accompanying Notes to Financial Statements




For the Period Ended November 30, 1997 <F1>

KEYCHOICE FUNDS
Statements of Operations


                                                                                           KeyChoice          KeyChoice
                                                                         KeyChoice         Moderate           Income &
                                                                         Growth            Growth             Growth
                                                                         Fund              Fund               Fund

INVESTMENT INCOME
  Interest income                                                        $   8,901         $  11,021          $   8,312
  Dividend income                                                           25,787            85,141             73,935

      Total Income                                                          34,688            96,162             82,247

EXPENSES
  Investment advisory fees                                                   6,257             7,589              4,450
  Administration fees                                                       11,000            11,000             11,000
  Shareholder servicing fees                                                 2,387             3,119              1,410
  Custodian fees                                                            21,966            29,125             26,166
  Accounting fees                                                           32,422            34,531             35,070
  Legal fees                                                                 7,241             6,197              3,908
  Audit fees                                                                 4,583             4,586              4,583
  Directors' fees and expenses                                                 282               255                145
  Transfer agent fees                                                        5,768             5,740              5,679
  Registration and filing fees                                              14,054            14,883             14,167
  Printing costs                                                               338               336                305
  Amortization of organization costs                                         8,272             8,272              8,272
  Other expenses                                                               202               362                125

  Total expenses before expense waivers and reimbursements                 114,772           125,995            115,280
    Less: Fee waivers                                                       (3,402)           (4,402)            (3,250)
    Less: Expense reimbursements                                          (102,115)         (111,233)          (105,641)

      Net Expenses                                                           9,255            10,360              6,389

NET INVESTMENT INCOME                                                       25,433            85,802             75,858

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains from investment transactions                          290,845           137,211             95,199
  Net change in unrealized appreciation/depreciation from investments         (880)          249,860           (101,311)

      Net realized/unrealized gains (losses) from investments              289,965           387,071             (6,112)

CHANGES IN NET ASSETS RESULTING FROM OPERATIONS                          $ 315,398         $ 472,873          $  69,746


<F1> For the period December 31, 1996 (commencement of operations) through November 30, 1997.

See accompanying Notes to Financial Statements




For the Period Ended November 30, 1997 <F1>

KEYCHOICE FUNDS
Statements of Changes in Net Assets

                                                                                         KeyChoice           KeyChoice
                                                                       KeyChoice         Moderate            Income &
                                                                       Growth            Growth              Growth
                                                                       Fund              Fund                Fund

FROM INVESTMENT ACTIVITIES
  Operations:
    Net investment income                                              $    25,433       $    85,802         $   75,858
    Net realized gains from investment transactions                        290,845           137,211             95,199
    Net change in unrealized appreciation/depreciation from investments       (880)          249,860           (101,311)

  Change in net assets resulting from operations                           315,398           472,873             69,746

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                               (19,531)          (62,442)           (30,786)

CAPITAL TRANSACTIONS
  Proceeds from shares issued                                            9,563,595         8,443,486          9,405,344
  Dividends reinvested                                                      19,350            60,021             30,117
  Cost of shares redeemed                                               (2,363,797)       (1,186,025)          (336,934)

  Change in net assets from capital transactions                         7,219,148         7,317,482          9,098,527

  Change in net assets                                                   7,515,015         7,727,913          9,137,487

NET ASSETS
  Beginning of period                                                           --                --                 --

  End of period                                                        $ 7,515,015       $ 7,727,913         $9,137,487

SHARE TRANSACTIONS
  Issued                                                                   862,949           795,551            867,280
  Reinvested                                                                 1,663             5,476              2,781
  Redeemed                                                                (207,423)         (110,135)           (30,929)

  Change in shares                                                         657,189           690,892            839,132


<F1> For the period December 31, 1996 (commencement of operations) through November 30, 1997.

See accompanying Notes to Financial Statements




For the Period Ended November 30, 1997 <F2>

KEYCHOICE FUNDS
Financial Highlights


                                                                                              KeyChoice          KeyChoice
                                                                          KeyChoice           Moderate           Income &
                                                                          Growth              Growth             Growth
                                                                          Fund<F2>            Fund<F2>           Fund<F2>

NET ASSET VALUE, BEGINNING OF PERIOD                                      $  10.00            $10.00             $10.00

Investment Activities:
  Net investment income                                                       0.11              0.20               0.31
  Net realized and unrealized gains from investments                          1.43              1.16               0.84 <F5>

    Total from Investment Activities                                          1.54              1.36               1.15

Distributions:
  Net investment income                                                      (0.10)            (0.17)             (0.26)

NET ASSET VALUE, END OF PERIOD                                            $  11.44            $11.19             $10.89

Total Return                                                                 15.46% <F3>       13.64 <F3>         11.62% <F3>

RATIOS/SUPPLEMENTAL DATA
Net Assets at end of period (000)                                         $  7,515            $7,728             $9,137
Ratio of expenses to average net assets                                       0.30% <F4>        0.27% <F4>         0.29% <F4>
Ratio of net investment income to average net assets                          0.81% <F4>        2.26% <F4>         3.41% <F4>
Ratio of expenses to average net assets <F1>                                  3.67% <F4>        3.32% <F4>         5.18% <F4>
Ratio of net investment income to average net assets <F1>                    (2.56)% <F4>      (0.79)% <F4>       (1.48)% <F4>
Portfolio Turnover                                                          105.55%            50.15%             19.00%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
<F2> For the period December 31, 1996 (commencement of operations) through November 30, 1997.
<F3> Not annualized.
<F4> Annualized.
<F5> The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying Notes to Financial Statements



November 30, 1997

KEYCHOICE FUNDS
Notes to Financial Statements

NOTE 1

Organization

Key Mutual Funds (collectively, the "Funds" and individually, a "Fund") were organized on May 26, 1983 under the name SBSF Funds, Inc., and are currently doing business under the name "Key Mutual Funds" (the "Company"). The Funds are registered under the Investment Company
Act of 1940, as amended, (the "1940 Act") as an open-end investment company established as a Maryland Corporation. The Funds are authorized to issue 25 billion shares of $.01 par value capital stock. The Funds presently offer shares of 8 active funds. Included in this report are the financial statements and financial highlights of the KeyChoice Growth Fund, KeyChoice Moderate Growth Fund and the KeyChoice Income and Growth Fund (collectively, the "KeyChoice Funds"). The KeyChoice Funds commenced operations on December 31, 1996.

The investment objective of the KeyChoice Growth Fund is to seek to provide growth of capital by allocating its assets primarily among registered investment companies that invest in equity securities.
The investment objective of the KeyChoice Moderate Growth Fund is to seek to provide growth of capital combined with a moderate level of current income by allocating its assets primarily among registered investment companies that invest in equity securities and, to a lesser extent, fixed income securities.

The investment objective of the KeyChoice Income and Growth Fund is to seek to provide current income combined with moderate growth of capital by allocating its assets primarily among registered investment companies that invest in fixed income securities and, to a lesser extent, equity securities.

Reorganization

On December 2, 1997, the Board of Directors approved an agreement and plan of reorganization and liquidation ("the Plan") for the Key Mutual Funds. Under the Plan, the assets and liabilities of the Key Funds will be transferred to a Victory Portfolio as follows:




Key Mutual Funds                       The Victory Portfolios

KeyChoice Growth Fund                  LifeChoice Growth
                                         Investor Fund (new)
KeyChoice Moderate                     LifeChoice Moderate
  Growth Fund                            Investor Fund (new)
KeyChoice Income and                   LifeChoice Conservative
  Growth Fund                            Investor Fund (new)
SBSF Fund                              Victory Diversified Stock
                                         Fund--Class A Shares
SBSF Capital Growth Fund               Victory Special Growth Fund
SBSF Convertible                       Victory Convertible Securities
  Securities Fund                        Fund (new)
Key Money Market                       Victory Federal Money Market
  Mutual Fund                            Fund--Investor Class (new)
Key Stock Index Fund                   Victory Stock Index Fund


Shares of the Victory Portfolios will be distributed to the Key Funds' shareholders in complete liquidation of each Key Fund. It is expected that the reorganization will be treated as a tax-free transaction to the shareholders of the Funds. A special Shareholder Meeting to approve the plan is currently expected to be held in March 1998. If the shareholders approve the merger and necessary regulatory approval is obtained, it is expected that the merger will take place in March 1998.

NOTE 2

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the KeyChoice Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a) Securities Valuation

Investments in registered investment companies are valued at the closing net asset value per share on the day of valuation. Short-term investments with maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(c) Repurchase Agreements

The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Funds' investment adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

(d) Dividends to Shareholders

Dividends payable to shareholders are declared and distributed quarterly. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

(e) Federal Income Taxes

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

(f) Other

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or other appropriate basis.

Costs incurred in connection with the organization of the KeyChoice Funds are being amortized on a straight-line basis over a period not to exceed sixty months from the date the Funds commenced operations.

NOTE 3

Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the year ended November 30, 1997 were as follows:



                                 Purchases           Sales

KeyChoice Growth Fund            $10,245,036         $3,170,637
KeyChoice Moderate
  Growth Fund                      9,241,259          1,912,334
KeyChoice Income
  and Growth Fund                  9,342,767            413,834


NOTE 4

Related Party Transactions

Investment advisory services are provided to the KeyChoice Funds by Key Asset Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyBank National Association ("Key"), formerly
Society National Bank, a wholly owned subsidiary of KeyCorp. On
February 28, 1997, Key Asset Management Inc. became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp, including KeyCorp Mutual Fund Advisers Inc., Spears, Benzak, Salomon & Farrell, Inc. ("SBSF"), Society Asset Management, Inc. and Applied Technology Investment, Inc. Pursuant to the terms of the reorganization, the subsidiaries identified above were merged into SBSF and SBSF then changed its name to Key Asset Management Inc.
Under the terms of the investment advisory agreements, the Adviser is entitled to receive fees of 0.20% of the average daily net assets of the KeyChoice Funds. KeyTrust Company of Ohio, N.A., a subsidiary of KeyCorp and an affiliate of the Adviser, serving as custodian for all of the KeyChoice Funds, is entitled to receive custodian fees in addition to reimbursement of actual out-of-pocket expenses incurred.

Key and its affiliated brokerage and banking companies also serve as a Shareholder Servicing Agent for the Funds. As such, Key and its affiliates provide support services to their clients who are shareholders, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For providing such services, Key and its affiliates may receive a fee of up to 0.25% of the average daily net assets of the KeyChoice Funds.

BISYS Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator and distributor to the Funds. Certain officers of the Funds are affiliated with BISYS. Such officers receive no direct payments or fees from the Funds for serving as officers.

Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.01% of the average daily net asset of each of the KeyChoice Funds with a minimum of $12,000 per Fund per year.

BISYS Fund Services, Ohio Inc., an affiliate of BISYS, serves the KeyChoice Funds as Mutual Fund Accountant. Under the terms of the Fund Accounting Agreement, the fee is based on a percentage of the average daily net assets of the Funds with a minimum monthly fee of $1,667 per Fund.

Fees may be voluntarily reduced to assist the KeyChoice Funds in maintaining competitive expense ratios.

Additional information regarding related party transactions is as follows for the year ended November 30, 1997:



                                           Investment         Administration       Custodian
                                           Advisory Fees      Fees                 Fees             Reimbursements
                                           Voluntarily        Voluntarily          Voluntarily      by the
                                           Reduced            Reduced              Reduced          Distributor

KeyChoice Growth Fund                      $  128             $2,712               $562             $102,115
KeyChoice Moderate Growth Fund              1,024              2,695                683              111,233
KeyChoice Income and Growth Fund              139              2,710                401              105,641


NOTE 5

Federal Income Tax Information (Unaudited)

For the taxable year ended November 30, 1997, the following percentages of income dividends paid by the following Funds qualify for the dividends received deduction available to corporations:



                                            Qualified
                                            Dividend
                                            Income

KeyChoice Growth Fund                        7.59%
KeyChoice Moderate Growth Fund              27.73%
KeyChoice Income and Growth Fund            27.39%


KEYCHOICE FUNDS
Report of Independent Accountants

To the Board of Directors and Shareholders of Key Mutual Funds (SBSF Funds, Inc.):

We have audited the accompanying statements of assets and liabilities of the KeyChoice Growth Fund, the KeyChoice Moderate
Growth Fund and the KeyChoice Income & Growth Fund, three portfolios of the Key Mutual Funds (SBSF Funds, Inc.), including the schedules of portfolio investments, as of November 30, 1997, and the related statements of operations, statements of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Key Mutual Funds' (SBSF Funds, Inc.'s) management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation and verification by examination of securities owned as of November 30, 1997 by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the KeyChoice Growth Fund, the KeyChoice Moderate Growth
Fund and the KeyChoice Income & Growth Fund as of November 30, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the period then ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND, L.L.P.
Columbus, Ohio
January 16, 1998

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LOGO(R)
KeyFunds

2KF-KCHO-AR (1/98)

